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                                                                     Exhibit (n)

                         Independent Auditors' Consent


The Board of Directors of
THL Investment Capital Corp.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



Boston, Massachusetts
May 4, 2004